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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Kopp Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Kopp Funds, Inc. for the year ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Kopp Funds, Inc. for the stated period.



/s/ LeRoy C. Kopp                       /s/ John P. Flakne
-------------------------------------   ----------------------------------------
LeRoy C. Kopp                           John P. Flakne
President and Chief Executive Officer   Secretary, Treasurer and Chief Financial
Kopp Funds, Inc.                        Officer
                                        Kopp Funds, Inc.

Dated: 12/4/06                         Dated: 12/4/06
       --------                                --------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Kopp Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.